Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

2.500% Notes due 2013

3.625% Notes due 2015

5.000% Notes due 2020

Floating Rate Notes due 2013

of

Anheuser-Busch InBev Worldwide Inc.

With an unconditional, full and irrevocable guarantee as to payment of principal and interest from

Anheuser-Busch InBev SA/NV

and various Subsidiary Guarantors

Pursuant to the Prospectus dated             , 2010

EACH EXCHANGE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2010 (UNLESS EXTENDED FOR THAT EXCHANGE OFFER (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED WITH RESPECT TO SUCH EXCHANGE OFFER, THE “EXPIRATION DATE”). TENDERS MUST BE MADE PRIOR TO THE EXPIRATION DATE. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Mail, Hand Delivery or Overnight Courier:

Bank of New York Mellon Corporation

Corporate Trust Operations

Reorganization Unit

101 Barclay Street — 7 East

New York, New York 10286

Attention: Carolle Montreuil

By Facsimile Transmission: (212) 298-1915 Confirm by Telephone (212) 815-5920

For Information, Call: (212) 815-5920

Delivery of this instrument to an address other than as set forth above or transmission of this instrument to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this letter of transmittal should be read carefully before this letter of transmittal is completed.

The undersigned acknowledges receipt of the prospectus dated                     , 2010 (the “Prospectus”) of Anheuser-Busch InBev Worldwide Inc. (the “Company”) and the various guarantors listed on Annex A hereto (the “Guarantors”) and this Letter of Transmittal (the “Letter of Transmittal”), which, together with the Prospectus, constitute the Company’s offers (each, an “Exchange Offer”, and together, the “Exchange Offers”) to exchange up to $1,000,000,000 aggregate principal amount of the Company’s 2.500% Notes due 2013 (the “New 2013 Notes”), $750,000,000 aggregate principal amount of the Company’s 3.625% Notes due 2015 (the “New 2015 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 5.000% Notes due 2020 (the “New 2020 Notes”), and $500,000,000 aggregate principal amount of the Company’s floating rate notes due 2013 (the “New Floating Rate Notes” and together with the New 2013 Notes, the New 2015 Notes and the New 2020 Notes, the “New Notes”), each of which is unconditionally, fully and irrevocably guaranteed by the Guarantors, and which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for, respectively, up to $1,000,000,000 aggregate principal amount of the Company’s outstanding 2.500% Notes due 2013 (the “Old 2013 Notes”), $750,000,000 aggregate principal amount of the Company’s outstanding 3.625% Notes due 2015 (the “Old 2015 Notes”), $1,000,000,000 aggregate principal amount of the Company’s outstanding 5.000% Notes due 2020 (the “Old 2020 Notes”), and $500,000,000 aggregate principal amount of the Company’s outstanding floating rate notes due 2013 (the “Old Floating Rate Notes” and together with the Old 2013 Notes, the Old 2015 Notes and the Old 2020 Notes, the “Old Notes”), each of which is unconditionally, fully and irrevocably guaranteed by the Guarantors, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

The Company has filed a registration statement, which became effective under the Securities Act on                     , 2010, to register the New Notes under the Securities Act.

Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offers. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

Old Notes may be tendered only by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Depositary”). Tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program (“ATOP”) and the procedures set forth in the Prospectus under the caption “The Exchange Offers — Book-Entry Transfer.”

The undersigned hereby tenders the Old Notes described in the boxes entitled “Description of Old 2013 Notes,” “Description of Old 2015 Notes,” “Description of Old 2020 Notes” and “Description of Old Floating Rate Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Old Notes covered by this Letter of Transmittal and the undersigned represents that it has received from each beneficial owner of Old Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Registered holder, as used herein, refers to a participant in the Depositary whose name appears on the Depositary’s security position listing as the owner of the Old Notes tendered hereby. The undersigned hereby represents and warrants that the information set forth in the box entitled “Beneficial Owner(s)” is true and correct. Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the applicable boxes entitled “Description of Old 2013 Notes,” “Description of Old 2015 Notes,” “Description of Old 2020 Notes” and “Description of Old Floating Rate Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Prospectus Copies, Special Issuance Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here,” and (iv) complete and sign the attached IRS Form W-9, or if applicable, the appropriate Form W-8 (which can be found at www.irs.gov). Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal. If the holder of Old Notes wishes to tender for exchange less than all of such holder’s Old Notes, column (3) in the applicable boxes entitled “Description of Old 2013 Notes” “Description of Old 2015 Notes,” “Description of Old 2020 Notes” and “Description of the Old Floating Rate Notes” must be completed in full. See also Instruction 5.

DESCRIPTION OF OLD 2013 NOTES
(1)	(2)	(3)

Name(s) and Address(es) of

Registered Holder(s) of Old 2013 Notes,

Exactly as the Name of the Participant

Appears on the Book-Entry Transfer Facility’s

Security Position Listing

(Please fill in, if blank)

	Aggregate Principal Amount	Principal Amount Tendered for Exchange (only if different amount from Column (2)) (Must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof)(1)

1.

Column (3) need not be completed by holders of Old 2013 Notes who wish to tender for exchange the principal amount of Old 2013 Notes listed in column (2). Completion of column (3) will indicate that the holder of Old 2013 Notes wishes to tender for exchange only the principal amount of Old 2013 Notes indicated in column (3).

☐	CHECK HERE IF OLD 2013 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:

Account
Number:

Transaction Code
Number:

BY CREDITING THE OLD 2013 NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE DEPOSITARY’S ATOP AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE OLD 2013 NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH OLD 2013 NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW 2013 NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFERS. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW 2013 NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFERS — TERMS OF THE EXCHANGE OFFERS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone No.:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF NEW 2013 NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW 2013 NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD 2013 NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH NEW 2013 NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Old 2013 Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary other than the account referred to on the second preceding page.

Credit Old 2013 Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)
STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF OLD 2013 NOTES	PRINCIPAL AMOUNT OF OLD 2013 NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

DESCRIPTION OF OLD 2015 NOTES
(1)	(2)	(3)

Name(s) and Address(es) of

Registered Holder(s) of Old 2015 Notes,

Exactly as the Name of the Participant

Appears on the Book-Entry Transfer Facility’s

Security Position Listing

(Please fill in, if blank)

	Aggregate Principal Amount	Principal Amount Tendered for Exchange (only if different amount from Column (2)) (Must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof)(1)

1.

Column (3) need not be completed by holders of Old 2015 Notes who wish to tender for exchange the principal amount of Old 2015 Notes listed in column (2). Completion of column (3) will indicate that the holder of Old 2015 Notes wishes to tender for exchange only the principal amount of Old 2015 Notes indicated in column (3).

☐	CHECK HERE IF OLD 2015 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:

Account
Number:

Transaction Code
Number:

BY CREDITING THE OLD 2015 NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE DEPOSITARY’S ATOP AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE OLD 2015 NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH OLD 2015 NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW 2015 NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW 2015 NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFERS — TERMS OF THE EXCHANGE OFFERS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone No.:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF NEW 2015 NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW 2015 NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD 2015 NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH NEW 2015 NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Old 2015 Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary other than the account referred to on the second preceding page.

Credit Old 2015 Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)
STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF OLD 2015 NOTES	PRINCIPAL AMOUNT OF OLD 2015 NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

DESCRIPTION OF OLD 2020 NOTES
(1)	(2)	(3)
Name(s) and Address(es) of Registered Holder(s) of Old 2020 Notes, Exactly as the Name of the Participant Appears on the Book-Entry Transfer Facility’s Security Position Listing (Please fill in, if blank)	Aggregate Principal Amount	Principal Amount Tendered for Exchange (only if different amount from Column (2)) (Must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof)(1)

1.

Column (3) need not be completed by holders of Old 2020 Notes who wish to tender for exchange the principal amount of Old 2020 Notes listed in column (2). Completion of column (3) will indicate that the holder of Old 2020 Notes wishes to tender for exchange only the principal amount of Old 2020 Notes indicated in column (3).

☐	CHECK HERE IF OLD 2020 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:

Account
Number:

Transaction Code
Number:

BY CREDITING THE OLD 2020 NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE DEPOSITARY’S ATOP AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE OLD 2020 NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH OLD 2020 NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW 2020 NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFERS. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW 2020 NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFERS — TERMS OF THE EXCHANGE OFFERS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone No.:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF NEW 2020 NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW 2020 NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD 2020 NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH NEW 2020 NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Old 2020 Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary other than the account referred to on the second preceding page.

Credit Old 2020 Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)
STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF OLD 2020 NOTES	PRINCIPAL AMOUNT OF OLD 2020 NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

DESCRIPTION OF OLD FLOATING RATE NOTES
(1)	(2)	(3)
Name(s) and Address(es) of
Registered Holder(s) of Old Floating Rate Notes,
Exactly as the Name of the Participant
Appears on the Book-Entry Transfer Facility’s
Security Position Listing
(Please fill in, if blank)	Aggregate Principal Amount	Principal Amount Tendered for Exchange (only if different amount from Column (2)) (Must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof)(1)

1.

Column (3) need not be completed by holders of Old Floating Rate Notes who wish to tender for exchange the principal amount of Old Floating Rate Notes listed in column (2). Completion of column (3) will indicate that the holder of Old Floating Rate Notes wishes to tender for exchange only the principal amount of Old Floating Rate Notes indicated in column (3).

☐	CHECK HERE IF OLD FLOATING RATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:

Account
Number:

Transaction Code
Number:

BY CREDITING THE OLD FLOATING RATE NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE DEPOSITARY’S ATOP AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE OLD FLOATING RATE NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH OLD FLOATING RATE NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW FLOATING RATE NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFERS. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW FLOATING RATE NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFERS — TERMS OF THE EXCHANGE OFFERS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone No.:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF NEW FLOATING RATE NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW FLOATING RATE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD FLOATING RATE NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH NEW FLOATING RATE NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Old Floating Rate Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary other than the account referred to on the second preceding page.

Credit Old Floating Rate Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)
STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF OLD FLOATING RATE NOTES	PRINCIPAL AMOUNT OF OLD FLOATING RATE NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offers by Anheuser-Busch InBev Worldwide Inc., a Delaware corporation (the “Company”), upon the terms and subject to the conditions set forth in the prospectus dated                     , 2010 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offers (each, an “Exchange Offer” and together the “Exchange Offers”) to exchange up to $1,000,000,000 aggregate principal amount of the Company’s 2.500% Notes due 2013 (the “New 2013 Notes”), $750,000,000 aggregate principal amount of the Company’s 3.625% Notes due 2015 (the “New 2015 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 5.000% Notes due 2020 (the “New 2020 Notes”), and $500,000,000 aggregate principal amount of the Company’s floating rate notes due 2013 (the “New Floating Rate Notes” and together with the New 2013 Notes, the New 2015 Notes and the New 2020 Notes, the “New Notes”), each of which are unconditionally, fully and irrevocably guaranteed by the various guarantors listed on Annex A hereto (the “Guarantors”), and which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for, respectively, up to $1,000,000,000 aggregate principal amount of the Company’s outstanding 2.500% Notes due 2013 (the “Old 2013 Notes”), $750,000,000 aggregate principal amount of the Company’s outstanding 3.625% Notes due 2015 (the “Old 2015 Notes”), $1,000,000,000 aggregate principal amount of the Company’s outstanding 5.000% Notes due 2020 (the “Old 2020 Notes”), and $500,000,000 aggregate principal amount of the Company’s outstanding floating rate notes due 2013 (the “Old Floating Rate Notes” and together with the Old 2013 Notes, the Old 2015 Notes and the Old 2020 Notes, the “Old Notes”), each of which are unconditionally, fully and irrevocably guaranteed by the Guarantors, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

The undersigned understands and agrees that the Company has filed a registration statement to register the New Notes under the Securities Act and will not accept for exchange any Old Notes until the registration statement has become effective under the Securities Act.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations to conduct an “Exchange Offer” under the Registration Rights Agreement, dated as of March 26, 2010, among the Company, the Guarantors and the Initial Purchasers (as defined therein) (the “Registration Rights Agreement”), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and (iii) hereby appoints The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution, to (x) transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (the “Depositary”) (together with all accompanying evidences of transfer and authenticity), (y) take any action necessary to transfer such Old Notes to the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offers. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes, and (ii) when such Old Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, or other obligations relating to their sale and transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offers will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offers (if not a broker-dealer referred to in the last sentence of this paragraph) is participating or intends to participate in the distribution of the New Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offers acknowledge and agree that any broker-dealer or any person participating in the Exchange Offers for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person, (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) and the Morgan Stanley and Co., Inc. no-action letter (available June 5, 1991), as interpreted in the Commission’s no-action letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters and (z) in the European Economic Area, will not make an offer or sale which will require the Issuer to publish a prospectus pursuant to Article 3 of the Prospectus Directive, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offers understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement, (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offers is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act, or if it is such an “affiliate”, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (vi) if the undersigned is a broker-dealer, it did not purchase the Old Notes to be exchanged for New Notes from the Company or any of its affiliates, and it will acquire the New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other activities, (vii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offers is prohibited by any law or policy from participating in the Exchange Offers, (viii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offers acknowledges and agrees that, if it is located in a member state of the European Economic Area which has implemented Directive 2003/71/ED (the “Prospectus Directive”), it is either (x) a legal entity authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities or (y) a legal entity which has two or more of: (a) an average of at least 250 employees during the last financial year; (b) a total balance sheet of more than €43,000,000; and (c) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts and that, in each case, it will not make any offer which will require the Company to publish a prospectus pursuant to Article 3 of the Prospectus Directive, (ix) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offers acknowledges and agrees that it is not located or resident in the United Kingdom or, if it is located or resident in the United Kingdom, it is a person falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or within Article 43(2) of the Order, or to whom this Letter of Transmittal or the accompanying Prospectus may lawfully be communicated in accordance with the order and (x) the undersigned is not acting on behalf of any person who could not truthfully and completely make the representations contained in the forgoing subclauses (i) through (ix). If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offers; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period beginning on the day that New Notes are first issued in an Exchange Offer and ending upon the earlier of the expiration of the 90th day after such Exchange Offer has been completed (or such shorter period during which participating broker-dealers or such other persons are required by law to deliver such prospectus). In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Old Notes and pursuant to this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such participating broker-dealer will suspend the sale of New Notes pursuant to the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented prospectus to the participating broker-dealer.

The undersigned acknowledges that, for purposes of each Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. The undersigned acknowledges that the Company’s acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offers” and in the instructions hereto will constitute a valid, binding and enforceable agreement between the undersigned and the Company upon the terms and subject to the conditions of the applicable Exchange Offer. Tenders of Old Notes for exchange may be withdrawn at any time prior to the Expiration Date.

Unless otherwise indicated in the boxes entitled “Special Issuance Instructions,” please return any Old Notes not tendered for exchange to the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Old Notes if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

SIGN HERE

X		Date:
Signature of Owner

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OLD NOTES EXACTLY AS NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION (AND INDICATE PARENTHETICALLY WITH RESPECT TO WHICH SERIES OF OLD NOTES THE INFORMATION IS BEING PROVIDED). (SEE INSTRUCTION 6.)

Name(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification Number

GUARANTEE OF SIGNATURE(S) (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X		Date:
Signature of Owner

Name and Title

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of the New York Stock Exchange Medallion Signature Program or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.	Delivery of this Letter of Transmittal and Old Notes.

This Letter of Transmittal is to be completed by holders of Old Notes if tenders are to be made pursuant to the procedures for tender by book-entry transfer unless an agent’s message is transmitted in lieu hereof. All deliveries of Old Notes must be made to the account of the Exchange Agent maintained at the Depositary. A confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date.

THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AS AN ALTERNATIVE TO DELIVERY BY MAIL, THE HOLDER MAY WISH TO CONSIDER USING AN OVERNIGHT OR HAND DELIVERY SERVICE. THE LETTER OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

3.	Inadequate Space.

If the space provided in the boxes entitled “Description of Old 2013 Notes,” “Description of Old 2015 Notes,” “Description of Old 2020 Notes,” and “Description of Old Floating Rate Notes” above is inadequate, the principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals.

A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of an ATOP electronic transmission notice of withdrawal and the Exchange Agent must receive the electronic notice of withdrawal from the Depositary prior to the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offers, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following the procedure described in the section of the Prospectus entitled “The Exchange Offers — Procedures for Tendering” at any time prior to the Expiration Date.

5.	Partial Tenders.

Tenders of Old Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. In addition, untendered portions of the Old Notes must be in minimum denominations of $2,000 and integral multiples of $1,000 as well. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (3) of the boxes entitled “Description of Old 2013 Notes,” “Description of Old 2015 Notes,” “Description of Old 2020 Notes,” and “Description of Old Floating Rate Notes,” as applicable. In case of a partial tender for exchange, the untendered principal amount of the Old Notes will be credited to the Depositary account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, promptly after the expiration or termination of the Exchange Offers.

6.	Signatures on this Letter of Transmittal and Powers of Attorney.

The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name of such holder as it appears on a security position listing maintained by the Depositary, without any change whatsoever.

When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no separate powers of attorney are required. If, however, Old Notes not tendered or not accepted are to be issued or returned to a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on a security position listing maintained by the Depositary. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

7.	Transfer Taxes.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offers. If issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned to, any person other than the tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offers, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Notes prior to the issuance of the New Notes.

8.	Irregularities.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company’s interpretation of the terms of, and conditions to, the Exchange Offers (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offers must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

9.	Requests for Information or Additional Copies.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. All other questions about the Exchange Offers should be addressed to Robert Ottenstein at the Company (telephone number — (212) 573-4365).

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) OR AN AGENT’S MESSAGE TRANSMITTED BY THE DEPOSITARY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Name (as shown on your income tax return)
Business Name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D = Disregarded entity, C = Corporation, P = Partnership).

☐ Other

Address
City, State, and ZIP Code
SUBSTITUTE Form W-9	PART 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” and see the note below.	Social Security Number OR
Employer Identification Number
Department of the Treasury Internal Revenue Service	PART 2 — If you are exempt from backup withholding, please check the box at right.	☐ Exempt Payee
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (see the “General Instructions for Completing Substitute Form W-9” below).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE NEW NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF YOUR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date

IRS Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, you are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this communication or any document referred to herein is not intended or written to be used, and cannot be used by you for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

GENERAL INSTRUCTIONS FOR COMPLETING SUBSTITUTE FORM W-9

All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Purpose of Form

United States federal income tax law generally requires that a U.S. person who receives a reportable payment provide the payer with its correct Taxpayer Identification Number (TIN), which, in the case of a holder who is an individual, is generally the individual’s social security number. If the payer is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If backup withholding results in an overpayment of taxes, a refund may generally be obtained.

You should use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to give your correct TIN to the person requesting it (the requester) and, when applicable, (1) to certify that the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9. If you are a nonresident alien or foreign entity not subject to backup withholding, you should not use Substitute Form W-9. Instead, you should provide the requester with an appropriate Form W-8. Forms W-8 and instructions for completing Forms W-8 can be obtained at www.irs.gov.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien; (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; (3) an estate (other than a foreign estate); or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

i

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

Guidelines for Determining the Proper Identification Number to Give the Requester

Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the requester.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—	For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—

1.	Individual	The individual	6.	A valid trust, estate, or pension trust	Legal entity (4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.	Partnership or multi-member LLC	The partnership or LLC

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or single-owner LLC	The owner (3)

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)

You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)

List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are generally not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments over $600 required to be reported and direct sales over $5,000 are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)  An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)  The United States or any of its agencies or instrumentalities.

(3)  A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)  A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)  An international organization or any of its agencies or instrumentalities.

(6)  A corporation.

(7)  A foreign central bank of issue.

(8)  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)  A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11)  An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14)  A middleman known in the investment community as a nominee or custodian.

(15)  A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. If you are an exempt payee, you should furnish your taxpayer identification number, check the “exempt” box in part 2 on the face of the form in the space provided, sign and date the form and return it to the requester.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

Annex A

Guarantors

Guarantor	Jurisdiction of Incorporation or Organization

Anheuser-Busch InBev SA/NV	Belgium

Cobrew NV/SA	Belgium

Anheuser-Busch Companies, Inc.	Delaware

BrandBrew S.A.	Luxembourg